UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2017

Date of reporting period: May 31, 2017

Item 1. Reports to Stockholders.

Letter from the Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Value Fund (the “Fund“) – Class J Shares – posted a positive return of 14.52% for the twelve months ended May 31, 2017, compared to a positive return of 16.87% for the Russell 2500 Total Return Index (the “Russell 2500 Index”) and a return of 15.12% for the Russell 3000 Value Index. As of January 1, 2017, the Fund’s primary benchmark has been changed to the Russell 2500 Index, which is a stock index primarily comprised of small and mid-size U.S. companies. Please see pages 3 through 4 of this report for complete standardized performance information for the Fund.

Market Perspective
Despite uncertainty surrounding the U.S. election and future monetary and fiscal policy, market participants bid up stock prices during the twelve month period ended May 31, 2017, resulting in strong market returns. The U.S. continued to enjoy relatively low unemployment and inflation, and the Federal Reserve remained cautious with its approach to raising rates. Meanwhile, energy prices remained relatively low, aiding the U.S. consumer, and the U.S. dollar gave back some of its relative strength, boosting the financial results of U.S. companies with business outside of the U.S.

While concerns still remain, such as weaker economic growth in emerging markets and the potential for political turmoil in the European Union, these clouds from last year did not develop into the storms once feared. Despite the ongoing drama on the U.S. political stage, optimism over potential fiscal stimulus and a recovery of corporate earnings have supported valuations.

Overall, we continue to be impressed by the underlying business performance of the companies in the Fund, which seeks to hold high-quality businesses at reasonable prices. We believe that attention to valuation is critical and that investors in high quality, reasonably priced businesses should be rewarded over the long term.

Commentary on Results
In the first three months of the Fund’s fiscal year, the Fund produced strong relative performance, primarily due to specific stock selections. In contrast, the Fund’s relatively low exposure to the historically volatile Financial and Energy sectors negatively impacted performance later in the period, as stocks in these industries rallied following the election. Performance turned around in the final quarter of the Fund’s fiscal year, as it became clear to investors that the likelihood of an economic stimulus for the Financial and Energy sectors was lower than first anticipated after the election.

For the twelve months ended May 31, 2017, the Fund’s performance relative to the Russell 2500 Index was aided by an underweight in the Energy, Real Estate, and Telecom sectors. Specific companies within the Consumer Discretionary and Consumer Staples sectors also boosted performance. Relative to the Russell 2500 Index, the Fund’s overweight in the Consumer Staples and Consumer Discretionary sectors, as well as an underweight to the Financial sector, dampened performance. At the company level, the Fund’s performance was negatively impacted by specific companies within the Information Technology, Industrial, Financial, Health Care, and Material sectors. As of May 31, 2017, there were 58 companies held in the Jensen Quality Value Fund.

The top contributor to Fund performance for the twelve months ended May 31, 2017, was Best Buy Co., Inc., an electronics and appliance retailer. During the period, Best Buy repeatedly announced quarterly earnings that were better than expected, bucking the trend in retail “big-box” stores. Many of Best Buy’s peers have struggled in the face of aggressive online competition, but Best Buy has been able to boost its sales with a solid online presence. Following the company’s earnings report in May 2017, we trimmed our position in the company to capture profits and redeployed the proceeds elsewhere in the portfolio. Other notable companies that contributed positively to portfolio performance during the period were Marriott International, Nu Skin Enterprises, and Nordstrom, Inc.

The largest negative contributor to Fund performance for twelve months ended May 31, 2017, was Syntel, Inc., an information technology company which specializes in outsourcing services. In October, Syntel reported a quarterly loss, citing structural changes in the industry which led some customers to transition away from Syntel’s traditional outsourcing offerings. Despite the company declaring a special cash dividend, investors received the news poorly. Further, in February 2017, the company announced future expectations that disappointed investors. Other notable companies that weighed down relative performance were W.W. Grainger, Inc., Gilead Sciences, Inc., and Bed Bath & Beyond, Inc.

The Jensen Outlook
Overall, our outlook remains cautiously optimistic, buoyed by a relatively healthy U.S. economy, expectations for acceleration in U.S. corporate earnings growth, and the possibility of a U.S. fiscal stimulus package, including corporate tax reform. Given the ongoing market rally, it is important to remember that most stock market indices are near all-time highs. In such cases, even relatively minor shocks can lead to increases in volatility, as evidenced in early 2016 during the Brexit vote.

Annual Report	Jensen Quality Value Fund	1

Consequently, potential risks to our outlook include a continuation of U.S. dollar strength (limiting U.S. exports), a more hawkish U.S. Federal Reserve policy, and further global political upheaval. Overall, we expect relatively low unemployment and affordable energy prices in the U.S. to drive consumer spending in 2017, leading to another modest gain in GDP growth throughout the year. The Federal Reserve has thus far shown a willingness to increase interest rates slowly; consequently, interest rates should remain at historically low levels, albeit likely higher than last year.

At Jensen, we prefer to focus on those companies which we believe can produce strong underlying business results, and we attempt to use short-term volatility as an opportunity to take advantage of pricing disconnects in the stocks of these companies. We believe companies with strong fundamentals, durable competitive advantages, and a history of growing free cash flow can chart their own paths and have the potential to outperform lower-quality businesses over time.

Investment Process Update
Since the Jensen Quality Value strategy’s origination in 2007, we have worked to continually improve the investment process, and we have made several enhancements over time, with the goal of improving returns and reducing volatility. The most recent step in this process was to add a fundamental research overlay to the investment process, effective January 2017.

Since 1988, Jensen Investment Management has selected investments using fundamental research for our Quality Growth strategy, and our analysis indicates that a deeper level of understanding of the portfolio companies that comprise the Jensen Quality Value Fund should improve the Fund’s investment returns and reduce its volatility.

Further, we changed the Fund’s primary benchmark to the Russell 2500 Index, which more closely reflects the Fund’s current and historical emphasis on mid-size and smaller companies. Beginning in January, the Fund reduced its positions in many larger-capitalization companies, and sold a handful of investments which we believed fell below our high standards for fundamental business strength. Consequently, the number of holdings has decreased from 74 as of November 30, 2016 to 58 as of May 31, 2017. We currently believe that the number of holdings will range from approximately 50-80 over time, reflecting our desire to make meaningful investments in high-quality businesses.

The Fund will remain focused on valuation – finding high-quality companies at reasonable prices – and we believe additional attention to important company fundamentals is essential in volatile markets, and can provide the opportunity for long-term capital appreciation for our clients.

We invite you to seek additional information about The Jensen Quality Value Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Cordially,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of May 31, 2017 and is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report.

Mutual fund investing involves risk, and principal loss is possible. The Fund invests in mid- and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.

The Russell 2500 Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. These indexes are unmanaged, and you cannot invest directly in an index.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

This report must be preceded or accompanied by a prospectus for the Jensen Quality Value Fund.

The Jensen Quality Value Fund is distributed by Quasar Distributors, LLC.

2	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund - Class J (Unaudited)

Total Returns vs. Russell 2500® Total Return Index and Russell 3000® Value Index

Average Annual Total Returns – For periods ended May 31, 2017 (Unaudited)	1 year	3 years	5 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class J	14.52%	5.73%	13.25%	9.94%
Russell 2500® Total Return Index*	16.87%	7.72%	14.29%	12.36%
Russell 3000® Value Index*	15.12%	7.66%	14.59%	11.76%

*The Russell 2500® Total Return Index replaced the Russell 3000® Value Index as the Fund’s primary benchmark. The Adviser believes the new index is more appropriate given the Fund’s holdings.

The Russell 2500® Total Return Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States based listed equities.

The Russell 3000® Value Index measures performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The chart at the top of the page assumes an initial gross investment of $10,000 made on March 31, 2010, the inception date for Class J shares. Returns shown include the reinvestment of all fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Value Fund	3

Jensen Quality Value Fund - Class I (Unaudited)

Total Returns vs. Russell 2500® Total Return Index and Russell 3000® Value Index

Average Annual Total Returns – For periods ended May 31, 2017 (Unaudited)	1 year	3 years	5 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class I	14.73%	5.91%	13.41%	10.11%
Russell 2500® Total Return Index*	16.87%	7.72%	14.29%	12.36%
Russell 3000® Value Index	15.12%	7.66%	14.59%	11.76%

*The Russell 2500® Total Return Index replaced the Russell 3000® Value Index as the Fund’s primary benchmark. The Adviser believes the new index is more appropriate given the Fund’s holdings.

The Russell 2500® Total Return Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States based listed equities.

The Russell 3000® Value Index measures performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The chart at the top of the page assumes an initial gross investment of $1,000,000 made on March 31, 2010, the inception date for Class I shares. Returns shown include the reinvestment of all fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Value Fund	Annual Report

Investments by Sector as of May 31, 2017
(as a Percentage of Total Investments) (Unaudited)

Annual Report	Jensen Quality Value Fund	5

Statement of Assets & Liabilities
May 31, 2017

Assets:
Investments, at value (cost $31,815,439)	$33,149,649
Income receivable	48,949
Receivable for capital stock issued	155
Other Assets	14,457
Total Assets	33,213,210

Liabilities:
Payable for 12b-1 fees - Class J	3,184
Payable to Adviser	4,993
Payable to affiliates	28,253
Accrued expenses and other liabilities	28,773
Total Liabilities	65,203
Net Assets	$33,148,007

Net Assets Consist of:
Capital stock	$31,011,789
Accumulated net realized gain	802,008
Unrealized appreciation on investments	1,334,210
Total Net Assets	$33,148,007

Net Assets Consist of:
Class J Shares:
Net Assets	$2,598,071
Shares of beneficial interest outstanding	213,942
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$12.14
Class I Shares:
Net Assets	$30,549,936
Shares of beneficial interest outstanding	2,528,376
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$12.08

The accompanying notes are an integral part of these financial statements

6	Jensen Quality Value Fund	Annual Report

Schedule of Investments
May 31, 2017

Common Stocks - 94.02%

shares	Aerospace & Defense - 2.33%	value
7,090	Rockwell Collins, Inc.	$773,165

shares	Air Freight & Logistics - 1.49%	value
9,260	Expeditors International of Washington, Inc.	$494,299

shares	Beverages - 1.18%	value
2,750	Boston Beer Company, Inc. - Class A (a)	$392,563

shares	Biotechnology - 1.06%	value
5,410	Gilead Sciences, Inc.	$351,055

shares	Capital Markets - 1.24%	value
24,590	Waddell & Reed Financial, Inc. - Class A	$411,637

shares	Chemicals - 1.53%	value
6,350	Eastman Chemical Co.	$508,699

shares	Commercial Services & Supplies - 4.33%	value
7,130	Deluxe Corp.	$485,980
15,150	Herman Miller, Inc.	$477,982
31,770	Pitney Bowes, Inc.	$472,420
		$1,436,382

shares	Consumer Finance - 3.14%	value
2,440	Credit Acceptance Corp. (a)	$524,648
14,810	PRA Group, Inc. (a)	$515,388
		$1,040,036

shares	Containers & Packaging - 4.37%	value
15,260	Crown Holdings, Inc. (a)	$881,112
25,100	Owens-Illinois, Inc. (a)	$566,507
		$1,447,619

shares	Distributors - 1.39%	value
4,960	Genuine Parts Co.	$459,395

shares	Diversified Consumer Services - 1.60%	value
20,030	H&R Block, Inc.	$531,596

shares	Electrical Equipment - 2.06%	value
11,540	Emerson Electric Co.	$682,245

	Electronic Equipment, Instruments &
shares	Components - 2.60%	value
11,550	Amphenol Corp. - Class A	$861,630

shares	Food & Staples Retailing - 1.07%	value
11,890	Kroger Co.	$354,084

shares	Food Products - 6.74%	value
14,300	Campbell Soup Co.	$824,394
12,620	General Mills, Inc.	$716,059
6,020	Hershey Co.	$693,925
		$2,234,378

shares	Health Care Equipment & Supplies - 4.35%	value
8,880	Varian Medical Systems, Inc. (a)	$879,297
4,710	Zimmer Biomet Holdings, Inc.	$561,479
		$1,440,776

shares	Health Care Providers & Services - 3.04%	value
3,030	Cigna Corp.	$488,527
7,840	DaVita, Inc. (a)	$519,478
		$1,008,005

The accompanying notes are an integral part of these financial statements

Annual Report	Jensen Quality Value Fund	7

Schedule of Investments continued

shares	Hotels, Restaurants & Leisure - 9.50%	value
8,680	Brinker International, Inc.	$340,516
9,520	Choice Hotels International, Inc.	$618,325
3,120	Cracker Barrel Old Country Store, Inc.	$520,447
5,350	Marriott International, Inc. - Class A	$575,928
17,980	Sonic Corp.	$525,376
7,820	Yum! Brands, Inc.	$568,045
		$3,148,637

shares	Household Products - 1.42%	value
3,630	Kimberly-Clark Corp.	$470,920

shares	Internet Software & Services - 1.66%	value
6,490	j2 Global, Inc.	$549,184

shares	IT Services - 5.31%	value
11,560	CSG Systems International, Inc.	$461,129
23,650	Syntel, Inc.	$413,402
16,440	Teradata Corp. (a)	$448,154
23,080	Western Union Co.	$438,982
		$1,761,667

shares	Leisure Products - 1.38%	value
5,470	Polaris Industries, Inc.	$457,292

shares	Life Sciences Tools & Services - 2.81%	value
5,180	Waters Corp. (a)	$930,432

shares	Machinery - 4.48%	value
6,420	Crane Co.	$498,064
14,470	Hillenbrand, Inc.	$516,578
12,340	ITT, Inc.	$469,043
		$1,483,685

shares	Media - 3.68%	value
9,460	Omnicom Group, Inc.	$791,991
12,300	Viacom, Inc. - Class B	$427,917
		$1,219,908

shares	Multiline Retail - 0.96%	value
5,780	Target Corp.	$318,767

shares	Personal Products - 1.47%	value
8,860	Nu Skin Enterprises, Inc. - Class A	$486,237

shares	Pharmaceuticals - 0.98%	value
24,660	Endo International PLC (a)(b)	$325,019

shares	Professional Services - 1.28%	value
4,050	Dun & Bradstreet Corp.	$424,076

shares	Road & Rail - 1.48%	value
5,870	Landstar System, Inc.	$490,439

shares	Semiconductors & Semiconductor Equipment - 1.78%	value
8,840	Xilinx, Inc.	$589,716

shares	Software - 1.38%	value
5,560	Citrix Systems, Inc. (a)	$458,922

shares	Specialty Retail - 2.20%	value
10,770	Bed Bath & Beyond, Inc.	$370,595
6,030	Best Buy Company, Inc.	$358,122
		$728,717

The accompanying notes are an integral part of these financial statements

8	Jensen Quality Value Fund	Annual Report

Schedule of Investments continued

shares	Textiles, Apparel & Luxury Goods - 5.41%	value
12,660	Coach, Inc.	$585,019
7,880	Deckers Outdoor Corp. (a)	$546,557
12,320	VF Corp.	$662,816
		$1,794,392

shares	Tobacco - 1.50%	value
22,812	Vector Group Ltd.	$495,933

shares	Trading Companies & Distributors - 1.82%	value
3,510	WW Grainger, Inc.	$604,703

Total Common Stocks		value
(Cost $29,832,000)		$31,166,210

Short-Term Investments - 5.98%

shares		value
1,983,439	Morgan Stanley Institutional Liquidity Funds -
	Treasury Portfolio - Institutional Class - 0.675% (c)	$1,983,439

Total Short-Term Investments		value
(Cost $1,983,439)		$1,983,439

Total Investments		value
(Cost $31,815,439) - 100.00%		$33,149,649
Liabilities in Excess of Other Assets - 0.00%		$(1,642)
TOTAL NET ASSETS - 100.00%		$33,148,007

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of May 31, 2017.

The accompanying notes are an integral part of these financial statements

Annual Report	Jensen Quality Value Fund	9

Statement of Operations
Year Ended May 31, 2017

Investment Income:
Dividend income	$787,210
Interest income	2,589
Total investment income	789,799

Expenses:
Investment advisory fees	235,631
Administration fees	43,934
Federal and state registration fees	34,297
Fund accounting fees	27,507
Legal fees	22,250
Transfer agent fees	19,999
Audit and tax fees	16,991
Reports to shareholders	14,630
Chief Compliance Officer fees	12,003
Custody fees	9,229
12b-1 fees - Class J	8,167
Trustees' fees	6,164
Shareholder servicing fees - Class I	5,628
Transfer agent expenses	4,173
Other	5,549
Total expenses	466,152
Less waivers and reimbursements by Adviser (Note 4)	(115,647)
Net expenses	350,505

Net Investment Income	439,294

Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	2,768,832
Change in unrealized appreciation on investments	1,049,972
Net realized and unrealized gain on investments	3,818,804

Net Increase in Net Assets Resulting
from Operations	$4,258,098

Statements of Changes in Net Assets

	year ended	year ended
Operations:	May 31, 2017	May 31, 2016
Net investment income	$439,294	$339,047
Net realized gain (loss) on investment
transactions	2,768,832	(1,909,032)
Change in unrealized appreciation
(depreciation) on investments	1,049,972	(252,663)
Net increase (decrease) in net assets
resulting from operations	4,258,098	(1,822,648)

	year ended	year ended
Capital Share Transactions:	May 31, 2017	May 31, 2016
Shares Sold - Class J	579,127	441,234
Shares Sold - Class I	1,700,543	20,659,472
Shares issued to holders in reinvestment
of dividends - Class J	44,564	524,972
Shares issued to holders in reinvestment
of dividends - Class I	421,774	3,657,717
Shares redeemed - Class J	(1,568,494)	(19,442,581)
Shares redeemed - Class I	(753,675)	(4,821,200)
Net increase in net assets from
capital share transactions	423,839	1,019,614

Dividends and Distributions to	year ended	year ended
Shareholders:	May 31, 2017	May 31, 2016
Net investment income - Class J	(44,717)	(82,946)
Net investment income - Class I	(421,774)	(277,105)
Net realized gains - Class J	—	(445,911)
Net realized gains - Class I	—	(3,380,612)
Total dividends and distributions	(466,491)	(4,186,574)
Increase (Decrease) in Net Assets	4,215,446	(4,989,608)

	year ended	year ended
Net Assets:	May 31, 2017	May 31, 2016
Beginning of year	$28,932,561	$33,922,169
End of year	$33,148,007	$28,932,561
Accumulated Undistributed Net
Investment Income	—	$40,049

The accompanying notes are an integral part of these financial statements

10	Jensen Quality Value Fund	Annual Report

Financial Highlights
Class J

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Net asset value, beginning of period	$10.74	$13.29	$13.99	$12.42	$9.81
Income from investment operations:
Net investment income(1)	0.15	0.12	0.11	0.08	0.14
Net realized and unrealized gain (loss) on investments	1.40	(0.89)	1.05	2.54	2.73
Total from investment operations	1.55	(0.77)	1.16	2.62	2.87
Less distributions:
Dividends from net investment income	(0.15)	(0.11)	(0.09)	(0.08)	(0.15)
Distributions from net realized gain
on investments	—	(1.67)	(1.77)	(0.97)	(0.11)
Total distributions	(0.15)	(1.78)	(1.86)	(1.05)	(0.26)
Net asset value, end of period	$12.14	$10.74	$13.29	$13.99	$12.42
Total return	14.52%	(4.86)%	8.49%	21.48%	29.76%
Supplemental data and ratios:
Net assets, end of period (000's)	$2,598	$3,172	$22,885	$19,408	$14,872
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	1.68%	1.63%	1.65%	1.75%	2.03%
After waivers and reimbursements of expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses	0.88%	0.60%	0.39%	0.10%	0.48%
After waivers and reimbursements of expenses	1.31%	0.98%	0.79%	0.60%	1.26%
Portfolio turnover rate	71.33%	92.94%	119.76%	96.09%	121.35%

(1)	Per share amounts are calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements

Annual Report	Jensen Quality Value Fund	11

Financial Highlights
Class I

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013
Net asset value, beginning of period	$10.69	$13.26	$13.97	$12.42	$9.82
Income from investment operations:
Net investment income(1)	0.16	0.13	0.13	0.10	0.15
Net realized and unrealized gain (loss) on investments	1.40	(0.88)	1.05	2.53	2.73
Total from investment operations	1.56	(0.75)	1.18	2.63	2.88
Less distributions:
Dividends from net investment income	(0.17)	(0.15)	(0.12)	(0.11)	(0.17)
Distributions from net realized gain on investments	—	(1.67)	(1.77)	(0.97)	(0.11)
Total distributions	(0.17)	(1.82)	(1.89)	(1.08)	(0.28)
Net asset value, end of period	$12.08	$10.69	$13.26	$13.97	$12.42
Total return	14.73%	(4.71)%	8.67%	21.58%	29.91%
Supplemental data and ratios:
Net assets, end of period (000’s)	$30,550	$25,761	$11,037	$8,199	$5,473
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	1.46%	1.48%	1.42%	1.53%	1.80%
After waivers and reimbursements of expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses	1.05%	0.81%	0.65%	0.33%	0.73%
After waivers and reimbursements of expenses	1.41%	1.19%	0.97%	0.76%	1.43%
Portfolio turnover rate	71.33%	92.94%	119.76%	96.09%	121.35%

(1) Per share amounts are calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements

12	Jensen Quality Value Fund	Annual Report

Notes to Financial Statements
May 31, 2017

1. Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Jensen Quality Value Fund (the “Fund”), formerly known as the Jensen Value Fund, represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund became effective and commenced operations on March 31, 2010. The Fund currently offers Class J and Class I shares. Class J shares are subject to a 0.25% distribution (Rule 12b-1) and shareholder servicing fee and Class I shares are subject to a shareholder servicing fee of up to 0.10%. Each class of shares has identical rights and privileges except with respect to the distribution (Rule 12b-1) and shareholder servicing fees, and voting rights on matters affecting a single share class. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Jensen Investment Management, Inc. (the “Adviser”), the Fund’s investment adviser.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services–Investment Companies”.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation – Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked prices at the close of the exchange or (ii) the latest sales price on the Composite Market. “Composite Market“ means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets, as published by a pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at the fair value, as described below. Any discount or premium is accreted or amortized using the constant yield 2 method until maturity.

Redeemable securities issued by open-end, registered investment companies, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. Money Market Mutual Funds are valued at cost.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Quoted prices in active markets for identical securities.

Annual Report	Jensen Quality Value Fund	13

●	Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stock(1)	$31,166,210	$—	$—	$31,166,210
Short-Term
Investments	1,983,439	—	—	1,983,439
Total Investments	$33,149,649	$—	$—	$33,149,649

(1) See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the year with significant unobservable inputs which would be classified as Level 3. During the year ended May 31, 2017, there were no significant transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the year ended May 31, 2017.

(b) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2017 the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund has no examination in progress. The Fund is also not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(c) Distributions to Shareholders – The Fund will declare and distribute any net investment income quarterly. The Fund will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

(d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution (12b-1) and shareholder servicing fees are expensed at 0.25% of average daily net assets of Class J shares. Shareholder servicing fees are expensed at up to 0.10% of the average daily net assets of Class I shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other – Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. Federal Tax Matters
The tax character of distributions paid during the years ended May 31, 2017 and May 31, 2016 were as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$466,491	$1,754,460
Long-Term Capital Gain	$—	$2,432,114
Short-Term Capital Gain	$—	$—

14	Jensen Quality Value Fund	Annual Report

The components of accumulated earnings (losses) on a tax basis as of May 31, 2017 were as follows:

Cost basis of investments for federal income
tax purposes	$31,904,849
Gross tax unrealized appreciation	3,663,680
Gross tax unrealized depreciation	(2,418,880)
Net tax unrealized appreciation	$1,244,800
Undistributed ordinary income	442,869
Undistributed long-term capital gain	448,549
Total distributable earnings	$891,418
Other accumulated losses	—
Total accumulated gains	$2,136,218

The difference between book basis and tax basis of investments is primarily attributable to the deferral of losses on wash sales.

During the year ended May 31, 2017, the Fund utilized short-term and long-term capital loss carryovers of $981,819 and $794,863 respectively.

On June 22, 2017, the Fund declared and paid a distribution from ordinary income of $3,220 and $42,076 for Class J and Class I shares, respectively, to shareholders of record as of June 21, 2017.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended May 31, 2017, the following reclassifications were made for permanent tax adjustments:

Accumulated Net Investment Loss	$(12,852)
Accumulated Net Realized Gain	$12,858
Paid-In Capital	$(6)

4. Investment Adviser
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through January 1, 2018, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 1.25% and 1.10% (the “Expense Limitation Cap”) of the Fund’s average daily net assets, for Class J and Class I shares, respectively. For the year ended May 31, 2017, expenses of $14,154 and $101,493 were waived or reimbursed by the Adviser for Class J and Class I shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2018	$115,780
May 31, 2019	$111,519
May 31, 2020	$115,647

5. Distribution and Shareholder Servicing Plan
The Trust adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”), the Fund’s distributor and principal underwriter, a distribution fee of 0.25% of the Fund’s average daily net assets attributable to Class J shares for services to Class J shareholders and distribution of Class J shares. The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of the Fund, which authorizes it to pay up to 0.10% of the Fund’s average daily net assets attributable to Class I shares to other financial institutions for shareholder servicing. During the year ended May 31, 2017, the Fund accrued expenses of $8,167 pursuant to the 12b-1 Plan for distribution fees relating to Class J shares and $5,628 pursuant to the Shareholder Servicing Plan for shareholder servicing fees relating to Class I shares. As of May 31, 2017, the Distributor was owed fees of $3,184 for 12b-1 fees relating to Class J shares and $1,555 for shareholder servicing fees relating to Class I shares which are included within accrued expenses and other liabilities on the Statement of Assets and Liabilities.

6. Related Party Transactions
U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the

Annual Report	Jensen Quality Value Fund	15

Fund’s expense accruals. For the year ended May 31, 2017, the Fund incurred $43,934 in administration fees. At May 31, 2017, the Administrator was owed fees of $8,942.

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian. For the year ended May 31, 2017, the Fund incurred $27,507, $24,172 and $9,229 in fund accounting, transfer agency, and custody fees, respectively. At May 31, 2017, fees of $6,810, $6,047, and $3,454, were owed for fund accounting, transfer agency, and custody fees, respectively.

The Fund has a line of credit with US Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended May 31, 2017, the Fund was allocated $12,003 of the Trust’s Chief Compliance Officer fee. At May 31, 2017, fees of $3,000 were owed by the Fund for the Chief Compliance Officer’s services.

7. Capital Share Transactions
Transactions in shares of the Fund were as follows:

	year ended	year ended
Class J	May 31, 2017	May 31, 2016
Shares sold	49,960	37,893
Shares issued in reinvestment of
dividends	3,899	50,484
Shares redeemed	(135,264)	(1,515,608)
Net decrease	(81,405)	(1,427,231)

	year ended	year ended
Class I	May 31, 2017	May 31, 2016
Shares sold	146,578	1,636,028
Shares issued in reinvestment of
dividends	37,056	362,024
Shares redeemed	(64,929)	(420,786)
Net increase	118,705	1,577,266

8. Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2017, were 21,898,452 and 23,227,273, respectively. For the year ended May 31, 2017, there were no purchases or sales of U.S. government securities for the Fund.

9. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. At May 31, 2017, TD Ameritrade, Inc., for the benefit of its customers, held 37.60% of the outstanding shares of the Class J share class. At May 31, 2017, Pershing, LLC, for the benefit of its customers, held 91.72% of the outstanding shares of the Class I share class.

10. Line of Credit
At May 31, 2017, the Fund had a line of credit in the amount of the lesser of $3,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, which matures on August 11, 2017. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The interest rate on outstanding principal amounts is equal to the prime rate (4.00% as of May 31, 2017). The credit facility is with the Fund’s custodian, US Bank. During the year ended May 31, 2017, the Fund did not utilize the line of credit.

11. Regulatory Updates
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

16	Jensen Quality Value Fund	Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders of Jensen Quality Value Fund and
Board of Trustees of Trust for Professional Managers
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jensen Quality Value Fund (the “Fund”), a series of Trust for Professional Managers, as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jensen Quality Value Fund as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 27, 2017

Annual Report	Jensen Quality Value Fund	17

Expense Example – May 31, 2017
(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees (Class J only) and shareholder servicing fees (Class I only), and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 - May 31, 2017).

Actual Expenses
The first lines of the tables below for each share class of the Fund provide information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second lines of the tables below for each share class of the Fund provide information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

18	Jensen Quality Value Fund	Annual Report

Expense Example Tables (Unaudited)

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2016 –
Jensen Quality Value Fund – Class J	December 1, 2016	May 31, 2017	May 31, 2017
Actual	$1,000.00	$1,063.70	6.43
Hypothetical (5% return before expenses)	1,000.00	$1,018.70	6.29
*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2016 –
Jensen Quality Value Fund – Class I	December 1, 2016	May 31, 2017	May 31, 2017
Actual	$1,000.00	$1,065.20	5.66
Hypothetical (5% return before expenses)	1,000.00	$1,019.45	5.54
*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

1. Shareholder Notification of Federal Tax Status
The Fund designated 93.60% of dividends declared during the fiscal year ended May 31, 2017 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designated 93.57% of dividends declared from net investment income during the fiscal year ended May 31, 2017 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designated 2.62% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended May 31, 2017.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designated 0.00% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

2. Availability of Proxy Voting Information
The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 800-992-4144. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 800-992-4144, or by accessing the SEC’s website at http://www.sec.gov.

3. Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

4. Indemnifications
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5. Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-992-4144.

Annual Report	Jensen Quality Value Fund	19

6. Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-992-4144 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

20	Jensen Quality Value Fund	Annual Report

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

●	information we receive about you on applications or other forms;
●	information you give us orally; and
●	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Annual Report	Jensen Quality Value Fund	21

Independent Trustees (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	33	Professor and Chair, Department of Accounting, Marquette University (2004-present).	Independent Trustee, USA MUTUALS (an open-end investment company with one portfolio).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	33	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with one portfolio).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	33

Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).

Independent Trustee, Gottex Trust (an open-end investment company with one portfolio) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010 2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

22	Jensen Quality Value Fund	Annual Report

Interested Trustee and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	33	President (2017-present); Chief Operating Officer (2016-present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2017).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with one portfolio).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1960	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2014	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2014- present); CCO (2003-2013) and Senior Vice President, Ariel Investments, LLC (2010-2013).	N/A

Elizabeth B. Scalf** 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Effective July 1, 2017	N/A

Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Senior Legal and Compliance Counsel (2013-2015), Legal and Compliance Counsel (2011-2013), Heartland Advisors, Inc.

N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since May 29, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012-present).	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Annual Report	Jensen Quality Value Fund	23

Interested Trustee and Officers (Unaudited) continued

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.
**	Effective July 1, 2017, Elizabeth B. Scalf will replace Anita M. Zagrodnik as Chief Compliance Officer, Vice President and Anti-Money Laundering Officer of the Trust.

24	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund

	Class J Shares	Class I Shares

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road Suite 200
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

jenseninvestment.com

JN-AnnualQV	This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2017	FYE 5/31/2016
Audit Fees	$14,500	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2017	FYE 5/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2017	FYE 5/31/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$22,500	$26,135

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 6, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	July 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	July 28, 2017

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	July 28, 2017

* Print the name and title of each signing officer under his or her signature.